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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT


THE ORIGINAL 8-K HAS BEEN AMENDED BY THIS 8-K/A TO AMEND THE MORTGAGE LOAN SCHEDULE, WHICH APPEARS AT EXHIBIT 1 OF THE MORTGAGE LOAN PURCHASE AGREEMENT (EXHIBIT 10.1 HEREIN).


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004


MortgageIT Securities Corp. (as depositor under the MortgageIT Trust 2004-2 Indenture dated as of November 24, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-2)


                           MORTGAGEIT SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-119686               56-2483326
        --------                    ----------               ----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
            of Incorporation)      File Number)          Identification No.)

33 Maiden Lane
New York, New York                                          10038
------------------                                        ---------
(Address of Principal                                     (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 651-7700


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01         ACQUISITION OR DISPOSITION OF ASSETS.
                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                     Exhibit No.             Description
                     -----------             -----------
                     10.1
                                             Mortgage Loan Purchase Agreement,
                                             dated as of November 1, 2004
                                             between MortgageIT Securities Corp.
                                             and MortgageIT Holdings, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                 MORTGAGEIT SECURITIES CORP.


                                                 By:  /s/ John R. Cuti
                                                    ----------------------------
                                                 Name:    John R. Cuti
                                                 Title:   Secretary


Dated: December 27, 2004

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                                  EXHIBIT INDEX


               Item 601(a)              Sequentially
Exhibit        of Regulation              Numbered
Number         S-K Exhibit No.           Description        Page
-------        ---------------          ------------        ----
10.1           Mortgage Loan Purchase Agreement, dated as of
               November 1, 2004 between MortgageIT Securities Corp.
               and MortgageIT Holdings, Inc.

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                                  EXHIBIT 10.1

 In accordance with Rule 202 of Regulation S-T, the Mortgage Loan Schedule (at
  Exhibit 1 of this Exhibit) is being filed manually pursuant to a continuing hardship exemption.